SECURITIES AS EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported) September 28, l998

                        Investment Properties Associates
                                 ---------------
             (Exact name of registrant as specified in its charter)

           New York                    0-5537                   13-2647723
 (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation              File Number)           Identification No. )

   60 East 45nd Street, New York, New York                       10165
  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number including area code      (212) 687-6400

         (Former name or former address, if changed since last report)

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        Item 5. Other Events.

See the attached Press Release of Registrant dated September 28, l998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INVESTMENT PROPERTIES ASSOCIATES


                                           BY /s/ Irving Schneider
                                             -----------------------------------
                                              Irving Schneider, General Partner

 Date  September 28, 1998

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                                 Exhibit Index

Item                                                         Exhibit No
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Press Release of Registrant, dated September 28, 1998             1


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